UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 12, 2019

AMERICAN INTERNATIONAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50912	88-0225318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11222 Richmond Avenue, Suite 195, Houston, Texas 77082

(Address of principal executive offices) (Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: (281) 334-9479

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Share Exchange Agreement with Novopelle Diamond, LLC

On April 12, 2019, American International Holdings Corp. (the “Company” or “AMIH”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Novopelle Diamond, LLC, a Texas limited liability company (“Novopelle”) and certain unitholders of Novopelle (the “Novopelle Members”).

Pursuant to the terms of the Share Exchange Agreement, the Company acquired 100% of the issued and outstanding membership interest of Novopelle by means of a share exchange with the Novopelle Members in exchange for 18,000,000 newly issued shares of the common stock of AMIH (the “Share Exchange”). As a result of the Share Exchange, Novopelle became a 100% owned subsidiary of AMIH, which on a going forward basis will result in consolidated financial reporting by AMIH to include the results of Novopelle. The closing of the Share Exchange occurred concurrently with entry into the Share Exchange Agreement (the “Closing”).

As a result of the Share Exchange, AMIH acquired the business of Novopelle and all of its assets. Novopelle is a physician supervised, medical spa and wellness clinic that offers a full menu of wellness services including anti-aging, weight loss and skin rejuvenation treatments. Novopelle currently offers its services at its 1500 sq. ft retail facility located in McKinney, TX.

The Share Exchange Agreement also includes customary representations, warranties and covenants by the parties, including, but not limited to, representations by Novopelle related to its business, by the Novopelle Members related to their right, title and interest in their shares of Novopelle and accredited investor status, and by AMIH related to its capitalization and its authority to enter into the agreement. The Share Exchange was approved by the majority shareholders and by unanimous written consent of the Board of Directors of AMIH (the “Board”).

The foregoing description of the Share Exchange Agreement does not purport to be complete and are qualified in their entirety by reference to the full text of the Share Exchange Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Share Exchange Agreements with Certain AMIH Shareholders

Concurrent with the Share Exchange, the Company entered into individual share exchange agreements and promissory notes with each of Daniel Dror, Winfred Fields and former Directors Everett Bassie and Charles Zeller (the “AMIH Shareholders”) whereby the AMIH Shareholders agreed to cancel and exchange a total of 4,900,000 shares of their AMIH common stock for individual promissory notes with an aggregate principal amount of $350,000 (the “Promissory Notes”). The Promissory Notes have a term of two years and accrue interest at the rate of 10% per annum until paid in full by the Company. Copies of each of the share exchange agreements and promissory notes are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

A table outlining the shares as held by the AMIH Shareholders prior to and post the share exchange agreements are as follows:

Name of AMIH Shareholder	No. of Shares Owned (prior to exchange)	No. of Shares Exchanged	Amount of Promissory Note	No. of Shares Owned (post exchange)

Daniel Dror	4,300,000	4,200,000	$240,000	100,000
Everett Bassie	750,000	650,000	$42,500	100,000
Winfred Fields	750,000	650,000	$42,500	100,000
Charles Zeller	500,000	400,000	$25,000	100,000

TOTALS	6,300,000	5,900,000	$350,000	400,000

Following the 18,000,000 newly issued shares of AMIH common stock issued to the Novopelle Members (and the concurrent share exchange and cancelation of 5,900,000 with the AMIH Shareholders), the Company has a total of 23,033,356 shares of common stock issued and outstanding.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the shares of AMIH’s common stock upon consummation of the Share Exchange is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Section 4(a)(2) of the Act and Rule 506(b) of Regulation D, as promulgated by the SEC thereunder.

Item 5.01	Changes in Control of Registrant.

As a result of the issuances described above in Item 1.01, a change of control of the Company occurred.

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our current executive officers, significant employees and directors as a group, as of April 12, 2019.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (SEC) and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of April 12, 2019, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Beneficial ownership as set forth below is based on our review of our record shareholders list and public ownership reports filed by certain shareholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the shareholders described below.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 11222 Richmond Avenue, Suite 195, Houston, TX 77082. As of April 12, 2019, we had 23,033,356 outstanding shares of common stock.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage
Officers and Directors
Jacob D. Cohen	6,000,000	26.05%
Esteban Alexander	6,000,000	26.05%
Alan Hernandez	6,000,000	26.05%
Everett Bassie	100,000	0.43%
All officers and directors as a group (4 persons)	18,100,000	78.58%

Greater than 5% Shareholders
Robert Holden[1]	3,800,000	16.50%

1.	The Company intends to initiate legal proceedings against Mr. Holden for return of these shares due to his failure to perform.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer and Director Appointments

Effective as of April 12, 2019, the following officers were appointed to the following positions with AMIH:

NAME	TITLE
Mr. Jacob D. Cohen	Chief Executive Officer and President
Mr. Esteban Alexander	Chief Operating Officer and Treasurer
Mr. Alan Hernandez	Chief Marketing Officer and Secretary

Effective as of April 12, 2019, the following directors were appointed to the Board of AMIH:

Mr. Jacob D. Cohen

Mr. Esteban Alexander

Mr. Alan Hernandez

Effective as of April 12, 2019, the following directors have resigned from the Board of AMIH:

Mr. Charles Zeller

Mr. Everett Bassie

Mr. Everett Bassie will no longer serve as a member of the Board but will remain as the Company’s Chief Financial Officer. The director resignations were not in connection with a disagreement with the Company or in connection with any matter relating to the Company’s operations, policies or practices.

The newly-appointed officers have entered into executive employment agreements with AMIH.

Mr. Cohen will receive an annual base salary of $90,000 and will be eligible to receive equity awards in the future, as determined by the Board. In addition, Mr. Cohen will have severance benefits in the form of salary continuation and health benefits through the employment term remaining on the contract. Mr. Cohen, with Mr. Alexander and Mr. Hernandez, will also assist manage each of the medical spas opened or acquired by the Company and shall be entitled to receive compensation therefor equal to 25% of the profits generated by the medical spas. The employment agreement has a three-year term, provided, however, after the end of one year, the agreement will automatically renew for successive one-year terms. A copy of Mr. Cohen’s executive employment agreement is attached hereto as Exhibit 10.5.

Mr. Alexander will receive an annual base salary of $90,000 and will be eligible to receive equity awards in the future, as determined by the Board. In addition, Mr. Alexander will have severance benefits in the form of salary continuation and health benefits through the employment term remaining on the contract. Mr. Cohen, with Mr. Alexander and Mr. Hernandez, will also assist manage each of the medical spas opened or acquired by the Company and shall be entitled to receive compensation therefor equal to 25% of the profits generated by the medical spas. The employment agreement has a three-year term, provided, however, after the end of one year, the agreement will automatically renew for successive one-year terms. A copy of Mr. Alexander’s executive employment agreement is attached hereto as Exhibit 10.6.

Mr. Hernandez will receive an annual base salary of $90,000 and will be eligible to receive equity awards in the future, as determined by the Board. In addition, Mr. Hernandez will have severance benefits in the form of salary continuation and health benefits through the employment term remaining on the contract. Mr. Cohen, with Mr. Alexander and Mr. Hernandez, will also assist manage each of the medical spas opened or acquired by the Company and shall be entitled to receive compensation therefor equal to 25% of the profits generated by the medical spas. The employment agreement has a three-year term, provided, however, after the end of one year, the agreement will automatically renew for successive one-year terms. A copy of Mr. Hernandez’s executive employment agreement is attached hereto as Exhibit 10.7.

The foregoing descriptions of the Executive Employment Agreement(s) do not purport to be complete and are qualified in their entirety by reference to the full text of the Executive Employment Agreement(s), copies of which are filed as Exhibits 10.5, 10.6, 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Executive Officer Biographies

Jacob D. Cohen, 40, Chief Executive Officer

Jacob Cohen is a serial entrepreneur, corporate finance and executive management professional with over 18 years of investment banking and capital markets experience having started and growing multiple companies in various industry sectors including marketing, advertising, healthcare, IT and financial services. Prior to joining the Company, Jacob was the co-founder and managing partner of several boutique investment bank and strategic advisory firms where he advised both early and later stage companies in raising capital in the form of debt and/or equity and in both private and public markets.

Prior to his experiences in investment banking, Jacob served as the Chief Financial Officer of The Renewed Group, Inc. – a manufacturer, wholesaler and retailer of eco-friendly and sustainable apparel primarily made from recycled textiles and under the brand name REUSE JEANS from 2010 through the end of 2013. Further, Mr. Cohen served from 2008 through 2010 as Executive Vice President and Controller of Metiscan, Inc., a publicly traded company, and as the President and Chief Executive Officer of one of its subsidiaries, Shoreline Employment Services, Inc. During his tenure at Metiscan, Mr. Cohen was instrumental in restructuring, reorganizing and operating the company and its five subsidiaries, and successfully raised over $8 million in equity financing for growth capital. Mr. Cohen also spearheaded the company’s financial audit process and managed its various filings with the SEC.

From 2007 through 2008, Mr. Cohen served as the Chief Operating Officer of Artfest International, which he assisted in taking public at the end of 2007. Throughout his career, Mr. Cohen was involved in starting many new ventures, including The AdvertEyes Network, a digital signage advertising company where he served as founder and CEO. Other positions include investment advisor and institutional equity research analyst for Solomon Advisors and Huberman Financial, securities broker-dealers, from 2003 through 2005, and investment banker for Allegiance Capital, a middle market investment bank specializing on mergers and acquisitions, from 2005-2007.

Mr. Cohen holds a Bachelors of Arts in International Economics and Finance from Brandeis University in Waltham, MA.

Esteban Alexander, 30, Chief Operating Officer

Esteban Alexander is a seasoned operational professional and executive with a focus in the health, beauty and wellness industry. Prior to his position with the Company, Mr. Alexander was the owner and operator of Ideal Nutrition - a retail store located in Allen, TX dedicated to marketing and selling high quality nutritional products, vitamins and supplements. Mr. Alexander installed and supervised operational policies and procedures ranging from purchasing, inventory control and management, finance and marketing. As a former competitive bodybuilder and nutritionist, Mr. Alexander also provided clients with in depth exercise, nutrition, and weight loss programs specifically designed and tailor made to meet each of his client’s needs and goals. Esteban brings both his operational expertise and knowledge of the health and wellness industry as the Company continues to develop the Novopelle brand and new business concepts within the industry.

Mr. Alexander holds a bachelor’s degree in Nutrition in Dietetics from Texas Woman’s University in Denton, TX.

Alan Hernandez, 26, Chief Marketing Officer

Alan Hernandez is a serial entrepreneur with over 6 years of e-commerce and marketing experience. Mr. Hernandez possess as unique ability to take a creative vision and turn it into reality through entrepreneurial development. His passion is complemented by his ability to create innovative strategies that drive business and name recognition within the market.

Prior to joining the Company, Mr. Hernandez served as Chief Marketing Officer and Co-CEO for Novopelle Med Spa, a chain of physician supervised med spas in located throughout Texas with continued growth and success. Throughout his role since 2014, he has operated both at an executive and ground level, all while establishing a strong company culture to overall enhance the consumer experience. By implementing a sophisticated CRM (client relations management) system, Mr. Hernandez has created a strong lead management process that continues to lead the company towards expansion. He continues to spearhead Novopelle’s operations while constantly developing new business concepts outside of the industry.

Previously, Mr. Hernandez co-founded several e-commerce brands in the fitness and wellness industry in addition to Vast Networks LLC, a Dallas-based digital marketing agency. During his time as managing partner and Chief Marketing Officer, Mr. Hernandez learned the importance of implementing effective marketing strategies while gaining experience in the digital marketing ecosystem and social media.

Mr. Hernandez attended the University of Texas at Dallas where he studied Business Administration with a focus in Entrepreneurship and Marketing.

Item 7.01	Regulation FD Disclosure.

A press release announcing the Share Exchange is furnished with this report as Exhibit 99.1.

In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by the registrant by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by the registrant by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Share Exchange Agreement, dated as of April 12, 2019 by and among American Holdings International Corp., Novopelle Diamond, LLC and the Novopelle Members.

10.1	Share Exchange Agreement and Promissory Note, dated as of April 12, 2019, by and between American Holdings International Corp. and Daniel Dror.

10.2	Share Exchange Agreement and Promissory Note, dated as of April 12, 2019, by and between American Holdings International Corp. and Winfred Fields.

10.3	Share Exchange Agreement and Promissory Note, dated as of April 12, 2019, by and between American Holdings International Corp. and Everett Bassie.

10.4	Share Exchange Agreement and Promissory Note, dated as of April 12, 2019, by and between American Holdings International Corp. and Charles Zeller.

10.5	Executive Employment Agreement, dated as of April 12, 2019, by and between American Holdings International Corp. and Jacob D. Cohen.

10.6	Executive Employment Agreement, dated as of April 12, 2019, by and between American Holdings International Corp. and Esteban Alexander.

10.7	Executive Employment Agreement, dated as of April 12, 2019, by and between American Holdings International Corp. and Alan Hernandez.

99.1	Press Release, dated as of June 6, 2019.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance, and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate.

Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in AMIH’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. AMIH assumes no obligation to update any forward-looking information contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL HOLDINGS CORP

Dated: June 7, 2019	By:	/s/ Jacob D. Cohen
	Name:	Jacob D. Cohen
Chief Executive Officer